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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _____________________

                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 22, 2004


                             Wynn Resorts, Limited
             (Exact Name of Registrant as Specified in its Charter)


             Nevada                        000-50028             46-0484987
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                     89109
  (Address of Principal Executive Offices)                      (Zip Code)


                                 (702) 770-7555
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2004, certain subsidiaries of the Registrant, including Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp., entered into a Purchase Agreement, dated November 22, 2004, with Deutsche Bank Securities Inc., Banc of America Securities, LLC and the other initial purchasers named therein, for the sale of $1.3 billion aggregate of 6-5/8% First Mortgage Notes due 2014. The Registrant's press release, dated November 23, 2004, relating to the stock offering is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Deutsche Bank Trust Company Americas, an affiliate of Deutsche Bank Securities Inc., is the administrative agent under a $1.05 billion credit facility entered into by Wynn Las Vegas, LLC and certain of its subsidiaries on October 30, 2002. Deutsche Bank Securities Inc. acted as a lead arranger and joint-book running manager for such credit facility. Deutsche Bank Securities Inc. acted as arranger of a $198.5 million loan facility for Wynn Las Vegas, LLC on October 20, 2003. Deutsche Bank Trust Company Americas, an affiliate of Deutsche Bank Securities Inc., is the administrative agent under a $143.4 million credit facility entered into by one of the Registrant's subsidiaries on May 3, 2004. Deutsche Bank AG, Hong Kong, an affiliate of Deutsche Bank Securities, Inc. is a global coordinating lead arranger of a $397 million senior secured bank facility entered into by one of the Registrant's affiliates on September 14, 2004.

In addition, Wynn Las Vegas, LLC intends to replace its existing credit facility with new credit facilities, for which Deutsche Bank Trust Company Americas, an affiliate of Deutsche Bank Securities Inc., will act as sole administrative agent; Deutsche Bank Securities Inc. will act as joint advisor, joint book-running manager and joint lead arranger; Bank of America, N.A., an affiliate of Banc of America Securities LLC, will be a lender; Banc of America Securities LLC will act as joint advisor, joint book-running manager, joint lead arranger and sole syndication agent; Bear Stearns Corporate Lending, Inc., an affiliate of Bear, Stearns & Co. Inc., will act as joint documentation agent; Bear, Stearns & Co. Inc. will act as joint book-running manager and arranger; JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., will act as joint documentation agent; J.P. Morgan Securities Inc. will act as joint book-running manager and arranger; and Societe Generale, an affiliate of SG Americas Securities, LLC, will act as joint book-running manager and arranger. Each of the initial purchasers and/or affiliates of each of the initial purchasers will be lenders under Wynn Las Vegas' new credit facilities.


Item 9.01.  Financial Statements and Exhibits

       (c)  Exhibits:

            Exhibit
            Number           Description
            -------          -----------

              99.1 Press Release, dated November 23, 2004, of Wynn Resorts, Limited.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2004

                                         Wynn Resorts, Limited


                                         By:  /s/ John Strzemp
                                             -------------------------------
                                             John Strzemp
                                             Executive Vice President and
                                             Chief Financial Officer